[AIM LOGO APPEARS HERE]


       LETTER

       TO OUR

 SHAREHOLDERS

July 31, 1996


                   Dear Fellow Shareholder:

                   During periods of market volatility, I am reminded of a
                   story. When asked what the market was going to do, J.P.
                   Morgan reportedly replied, "It will fluctuate." Fixed-income investors can certainly agree with that statement: Bond
                   markets underwent major shifts in momentum at least twice in
    [PHOTO OF      just the first six months of 1996 as investors worried first
   CHARLES T.      about the possibility of recession and then about rising
    BAUER,         inflation.
   Chairman of        Those of you who are long-time investors, and those who
   the Board of    are brand-new AIM shareholders, should recognize that periods
    the Fund,      of falling prices in both the stock and bond markets are
  APPEARS HERE]    inevitable. Indeed, we can learn important lessons about
                   investing in periods of market uncertainty.
                      In our experience, we have observed that the best action
                   to take is to stay focused--not on the market, but on your own long-term goals. The market can change from day to day.
                   Those who try to "time" the market, over time, tend to be
less successful than those who continue to follow a disciplined investment strategy.
         Short-term volatility in financial markets may tempt some investors to liquidate investments regardless of their personal financial objectives. Remember that time is the best medicine for uncertain markets. The market's performance in recent months has been driven by concerns about the possibility of an overheated economy and rising inflation. However, the latest economic data suggest conditions that prompted 1995's strong market performance should continue: corporate earnings are healthy and economic growth is moderate, without significant inflation.
         You may cushion the effects of changing markets and reduce your risk exposure in any one type of security by diversification--spreading your assets across several kinds of investments. Prudent investors maintain a balanced portfolio of stock and bond investments, with due consideration for their personal financial objectives, risk tolerance, and investment time horizon.
          There is one constant you can count on, regardless of changing markets--AIM's commitment to you, our shareholders. At AIM, we take our responsibility to you very seriously in managing a well-conceived and significantly diversified menu of mutual funds. AIM investment management teams provide a blend of skills, education, experience, and maturity that produces a balanced, thoughtful approach to decision-making and quality investment products. Consistent performance, coupled with outstanding customer service and a highly professional staff, has helped AIM build relationships with 3 million shareholders over the past 20 years.
     We are pleased to send you this report on Limited Maturity Treasury Portfolio Institutional Shares. As always, we are ready to respond to your questions and comments. Please call one of our representatives at 800-659-1005 if we may be of service.

Respectfully submitted,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

Government securities, such as U.S. Treasury bills and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured and their value and yield will vary with market conditions.

The Manager's Overview:


FUND'S DISCIPLINE SERVES IT WELL IN
VOLATILE BOND MARKET

A roundtable discussion with the Fund management team for Limited Maturity Treasury Portfolio Institutional Shares about the fiscal year ended July 31, 1996.

Q: HOW DID LIMITED MATURITY TREASURY PORTFOLIO INSTITUTIONAL SHARES PERFORM DURING THE FISCAL YEAR COVERED BY THIS REPORT?
A: The Fund continued to provide steady monthly income combined with share price stability.
        As of July 31, the Fund's 30-day SEC yield was 5.83%. And during the fiscal year, Fund share prices fluctuated within a very narrow range, a low of $9.94 and a high of $10.14. That was impressive stability, especially since fixed-income markets have undergone major shifts in momentum during the fiscal year.

Q:   PLEASE DESCRIBE THOSE MAJOR SHIFTS IN MARKET MOMENTUM.
A: The first occurred late in 1995. After a robust showing of 3.5% annualized growth during the third quarter of 1995, the economy slowed to a mere 0.5% rate of growth during the year's final quarter. There were various signals of weakness: Consumer debt was growing, wages were stagnant, and some major corporations were announcing extensive layoffs. On this evidence of a potentially significant downturn, the Federal Reserve Board twice moved to lower interest rates to boost the economy. On December 18, 1995, it reduced the federal funds rate from 5.75% to 5.50%. On January 30, it reduced the rate again, to 5.25%.

Q:   HOW DID THE DIRECTION OF THE ECONOMY CHANGE?
A: During the second half of the Fund's fiscal year, the economy picked up even more than market participants originally anticipated. Markets focused on evidence indicating shortages in the labor market, especially after reports of surprisingly strong job growth during February and March. Economic growth bounced back to an annualized rate of 2.0% the first quarter of 1996.
        Amid growing concern about possible wage inflation, the second change in momentum took place. Credit markets raised interest rates in anticipation of a Fed tightening. The yield to maturity of a 2-year U.S. Treasury note, which had reached a low of 4.79% in January of 1996, rose to a high of 6.43% in July as the Fund's fiscal year was drawing to a close.

Q: DID YOU MANAGE THE FUND DIFFERENTLY IN RESPONSE TO THESE CHANGES IN THE ECONOMIC ENVIRONMENT?
A: No. This Fund practices a clearly defined discipline. After analyzing the risk and return characteristics, adjusted for market price volatility, of various maturities of U.S. Treasury securities for a 15-year period, AIM has concluded that the most favorable risk/return trade-off generally occurs in the one- to two-year maturity range.
        Usually the area of steepest slope in the yield curve, the two-year area of the yield curve historically has produced 85% to 95% of the yield of the 30-year Treasury bond. It did so during the fiscal year covered by this report. The Fund maintains a laddered maturity structure within this one- to two-year range on the yield curve.

Q:   WHAT IS A LADDERED MATURITY STRUCTURE?
A: The Fund buys two-year U.S. Treasury notes, holds them until they have one year to maturity, then sells these notes and reinvests the proceeds in the two-year range. Each month, approximately 8% of the Fund's portfolio reaches the point of having one year to maturity and is turned over in this way. Thus, reinvestments from the sale of securities in the portfolio take place on a regular schedule, and the Fund consistently remains invested along the whole one- to two-year stretch of the yield curve.

Q:   WHY LADDER THE PORTFOLIO IN THIS WAY?
A: It acts as a cushion against volatility by keeping the duration of the portfolio relatively short and constant. Duration is a much-used gauge of bond and bond fund volatility expressed in years. The laddered structure of the portfolio results in a duration of 1.4 years, which means the Fund's net asset value (NAV) should decline 1.4% if interest rates rise 1%, and its NAV should rise 1.4% if interest rates decline 1%.
       This carefully managed short Fund duration explains the Fund's stability. Since inception in 1987, the Fund never has had a negative total return for a rolling 12-month period, and the rolling 12-month net asset value of a Fund share never has deviated more than 1.71%.

Q.   WHAT IS YOUR MARKET OUTLOOK FOR THE NEXT FEW MONTHS?
A: Evidence indicates that the U.S. economy is growing reasonably and that inflationary pressures remain modest. At its July meeting, and again in August after the close of the fiscal year covered by this report, the Fed elected to leave monetary policy unchanged. In its report prepared for the August meeting, the Fed reported some softness in retail sales but continued expansion in the manufacturing sector.
       The only disturbing comments in the Fed's review concerned the labor market, where shortages were appearing for both skilled and entry-level positions. Should this cause wage inflation, the credit markets would raise interest rates again. However, the Fed expects economic growth to slow during the second half of the year, and that would lessen the likelihood that monetary policy would be tightened.
       The Fund will maintain its laddered maturity structure, offering investors steady monthly income and relative net asset value stability.

YIELD CURVE- U.S. TREASURY ISSUES AS OF 7/31/96

MATURITY                  YIELD
3 Months                  5.301%
6 Months                  5.457 _____
1 Year                    5.826
2 Years                   6.216      AREA OF INVESTMENT FOCUS
3 Years                   6.358 _____
5 Years                   6.562
10 Years                  6.794
30 Years                  6.973

Source: Bloomberg

The yield curve graphically represents bond interest rates relative to maturity (the length of time until repayment is scheduled) in three maturity ranges: short-term (less than two years); intermediate term (two to 10 years); and long-term (longer than 10 years). In most markets, the one- to two-year maturity range usually exhibits the steepest slope. Historically, this area of the curve has provided 85% to 95% of the yield of the entire Treasury curve, and research by A I M Capital Management, Inc. concluded that the most favorable risk/return trade-off for investors in U.S. Treasuries is generally found in this portion of the curve. That research was the basis of the strict investment discipline employed by AIM Limited Maturity Treasury Shares.

GROWTH OF A $10,000 INVESTMENT
In thousands. 7/13/87 - 7/31/96

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS

                                                              LEHMAN BROTHERS
                  LIMITED MATURITY         COST OF               1-3  YEAR
YEARS            TREASURY PORTFOLIO     LIVING INDEX     U.S. GOVERNMENT BOND INDEX*
7/13/87               $10,000             $10,000                $10,000
7/31/87                10,005              10,026                 10,000
7/88                   10,634              10,441                 10,698
7/89                   11,638              10,960                 11,813
7/90                   12,548              11,489                 12,766
7/91                   13,700              12,000                 14,025
7/92                   15,024              12,379                 15,521
7/93                   15,756              12,722                 16,387
7/94                   16,143              13,075                 16,749
7/95                   17,210              13,436                 17,942
7/31/96                18,117              13,806                 18,924

Source: Towers Data System HYPO --Registered Trademark-- for Cost of Living Index; Lipper Analytical Services, Inc. for Lehman Brothers index

Limited Maturity Treasury Portfolio Institutional Shares' performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
     The Lehman Brothers 1-3 Year U.S. Government Bond Index is an unmanaged index composed of short-term U.S. agency and Treasury issues (maturities of one to three years).
     The Consumer Price Index is a measure of change in consumer prices as determined by the U.S. Bureau of Labor Statistics.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 7/31/96

Inception (7/13/87)                  6.79%
5 Years                              5.75%
1 Year                               5.27%

FOR PERIODS ENDED 6/30/96
(MOST RECENT CALENDAR
QUARTER-END)

Inception (7/13/87)                  6.81%
5 Years                              5.84%
1 Year                               5.34%



STATE TAX INFORMATION: Of the total dividends paid, 100% was derived from U.S. Treasury obligations.

SCHEDULE OF INVESTMENTS

July 31, 1996

                                                              PRINCIPAL
                                                               AMOUNT
                                              MATURITY         (000s)            VALUE
U.S. TREASURY SECURITIES

U.S. TREASURY NOTES-98.82%

6.00%                                         08/31/97        $ 41,475        $ 41,494,908
------------------------------------------------------------------------------------------
5.75%                                         09/30/97          41,360          41,262,804
------------------------------------------------------------------------------------------
5.625%                                        10/31/97          42,175          41,988,165
------------------------------------------------------------------------------------------
5.375%                                        11/30/97          41,585          41,230,280
------------------------------------------------------------------------------------------
5.25%                                         12/31/97          41,850          41,405,553
------------------------------------------------------------------------------------------
5.00%                                         01/31/98          41,610          40,966,293
------------------------------------------------------------------------------------------
5.125%                                        02/28/98          41,525          40,905,032
------------------------------------------------------------------------------------------
6.125%                                        03/31/98          41,825          41,822,909
------------------------------------------------------------------------------------------
5.875%                                        04/30/98          41,400          41,211,216
------------------------------------------------------------------------------------------
6.00%                                         05/31/98          41,500          41,370,935
------------------------------------------------------------------------------------------
6.25%                                         06/30/98          41,330          41,381,249
------------------------------------------------------------------------------------------
6.25%                                         07/31/98          41,500          41,539,010
------------------------------------------------------------------------------------------
         Total U.S. Treasury Securities                                        496,578,354
------------------------------------------------------------------------------------------
         TOTAL INVESTMENTS-98.82%                                              496,578,354
------------------------------------------------------------------------------------------
         OTHER ASSETS LESS LIABILITIES-1.18%                                     5,937,451
------------------------------------------------------------------------------------------
         NET ASSETS-100.00%                                                   $502,515,805
==========================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 1996

ASSETS:

Investments, at market value (cost $498,859,636)                      $496,578,354
----------------------------------------------------------------------------------
Cash                                                                           287
----------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                       2,978,883
----------------------------------------------------------------------------------
  Interest                                                               5,958,137
----------------------------------------------------------------------------------
Investment in deferred compensation plan                                    14,009
----------------------------------------------------------------------------------
Other assets                                                               135,367
----------------------------------------------------------------------------------
    Total assets                                                       505,665,037
----------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Fund shares reacquired                                                 1,889,916
----------------------------------------------------------------------------------
  Dividends                                                              1,015,880
----------------------------------------------------------------------------------
  Deferred compensation                                                     14,009
----------------------------------------------------------------------------------
Accrued advisory fees                                                       83,900
----------------------------------------------------------------------------------
Accrued distribution fees                                                   45,194
----------------------------------------------------------------------------------
Accrued transfer agent fees                                                 33,086
----------------------------------------------------------------------------------
Accrued operating expenses                                                  67,247
----------------------------------------------------------------------------------
    Total liabilities                                                    3,149,232
----------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                           $502,515,805
==================================================================================

                                             INSTITUTIONAL       AIM
                                                SHARES          SHARES           FUND
NET ASSETS:                                  $143,467,539    $359,048,266    $502,515,805
=========================================================================================
Shares outstanding, $0.01 par value per
  share                                        14,388,919      36,010,350      50,399,269
=========================================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                               $       9.97
=========================================================================================
OFFERING PRICE PER SHARE:

  (Net asset value of $9.97 divided by 99.00%)*                              $      10.07
=========================================================================================
* There is no sales charge or 12b-1 fee on sales of Institutional
  Shares.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 1996

                                              INSTITUTIONAL         AIM
                                                 SHARES           SHARES            FUND
INVESTMENT INCOME:

Interest                                       $ 8,467,903      $ 19,481,627     $ 27,949,530
---------------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                      283,049           650,158          933,207
---------------------------------------------------------------------------------------------
Administrative service fees                         18,681            42,176           60,857
---------------------------------------------------------------------------------------------
Custodian fees                                       6,923            29,591           36,514
---------------------------------------------------------------------------------------------
Transfer agent fees                                 10,350           255,502          265,852
---------------------------------------------------------------------------------------------
Trustees' fees and expenses                          2,802             6,544            9,346
---------------------------------------------------------------------------------------------
Distribution fees                                       --           488,557          488,557
---------------------------------------------------------------------------------------------
Other                                               61,928           275,898          337,826
---------------------------------------------------------------------------------------------
       Total expenses                              383,733         1,748,426        2,132,159
---------------------------------------------------------------------------------------------
Net investment income                          $ 8,084,170      $ 17,733,201       25,817,371
---------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Realized gain on sales of investment securities                                     3,022,827
---------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) of investment securities                    (6,292,910)
---------------------------------------------------------------------------------------------
       Net gain (loss) on investment securities                                    (3,270,083)
---------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $ 22,547,288
=============================================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 1996 and 1995

                                                             1996            1995
OPERATIONS:

  Net investment income                                  $ 25,817,371    $ 22,353,697
-------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment
    securities                                              3,022,827      (7,239,070)
-------------------------------------------------------------------------------------
  Net unrealized (depreciation) appreciation of
    investment securities                                  (6,292,910)      9,384,912
-------------------------------------------------------------------------------------
    Net increase in net assets resulting from
       operations                                          22,547,288      24,499,539
-------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT
  INCOME:

  Institutional Shares                                     (8,084,170)     (7,065,914)
-------------------------------------------------------------------------------------
  AIM Shares                                              (17,733,201)    (15,287,783)
-------------------------------------------------------------------------------------
SHARE TRANSACTIONS-NET:
  Institutional Shares                                     14,818,211      (6,229,532)
-------------------------------------------------------------------------------------
  AIM Shares                                               86,957,303     (56,819,839)
-------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                  98,505,431     (60,903,529)
-------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                     404,010,374     464,913,903
-------------------------------------------------------------------------------------
  End of period                                          $502,515,805    $404,010,374
=====================================================================================
NET ASSETS CONSIST OF:
  Shares of beneficial interest                          $511,800,420    $410,024,906
-------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of
    investment securities                                  (7,003,333)    (10,026,160)
-------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                             (2,281,282)      4,011,628
-------------------------------------------------------------------------------------
                                                         $502,515,805    $404,010,374
=====================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 1996
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Investment Securities Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust is organized as a Delaware business trust consisting of one portfolio, the Limited Maturity Treasury Portfolio (the "Fund"). The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable. The Fund currently offers two different classes of shares: the AIM Limited Maturity Treasury Shares (the "AIM Shares") and the Institutional Shares. Matters affecting each class are voted on exclusively by such shareholders.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the pricing service are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of discounts on investments, is earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes. Interest income is allocated to each class daily, based upon each class' pro-rata share of the total shares of the Fund outstanding. Realized gains and losses from securities transactions are recorded on the identified cost basis.

C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.

D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $6,725,562, which expires, if not previously utilized, through the year 2004.

E. Expenses--Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to more than one class, e.g., advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at the annual rate of 0.20% of the first $500 million of the Fund's average daily net assets plus 0.175% of the Fund's average daily net assets in excess of $500 million. This agreement requires AIM to reduce its fee or, if necessary, make payments to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund shares are qualified for sale.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended July 31, 1996, the Fund reimbursed AIM $60,857 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the AIM Shares. During the year ended July 31, 1996, AFS was paid $160,400 for such services. During the year ended July 31, 1996, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") $10,350 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Shares.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the AIM Shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Shares. The Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the AIM Shares. The Fund pays AIM Distributors compensation at an annual rate of 0.15% of the average net assets attributable to the AIM Shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own AIM Shares of the Fund. Any amounts not paid as a service fee under such Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund. During the year ended July 31, 1996, the AIM Shares paid AIM Distributors $488,557 as compensation under the Plan.
  AIM Distributors received commissions of $193,686 during the year ended July 31, 1996 from sales of AIM Shares. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, proceeds from sales of AIM shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors, FMC, AFS and AIFS.
  During the year ended July 31, 1996, the Fund paid legal fees of $4,141 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank d/b/a Chemical Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the year ended July 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $6,700,000.

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 1996 was $648,234,412 and $546,804,207, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of July 31, 1996 is as follows:

Aggregate unrealized appreciation of investment securities        $   --
-----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (2,558,630)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
  securities                                                      $(2,558,630)
=============================================================================

Cost of investments for tax purposes is $499,136,984.

NOTE 5-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6-SHARE INFORMATION

Changes in the Institutional Shares outstanding during the years ended July 31, 1996 and 1995 were as follows:

                                        1996                            1995
                            ----------------------------    ----------------------------
                              Shares          Amount          Shares          Amount
                            -----------    -------------    -----------    -------------
Sold                          5,925,940    $  59,531,203      1,443,720    $  14,412,733
--------------------------------------------------------    ----------------------------
Issued as reinvestment of
  dividends                     113,885        1,142,722        113,174        1,124,015
--------------------------------------------------------    ----------------------------
Reacquired                   (4,566,815)     (45,855,714)    (2,194,873)     (21,766,280)
--------------------------------------------------------    ----------------------------
                              1,473,010    $  14,818,211       (637,979)   $  (6,229,532)
========================================================    ============================

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the condensed financial highlights for a share of Institutional Shares outstanding during each of the years in the two year period ended July 31, 1996, the eleven months ended July 31, 1994, each of the years in the six-year period ended August 31, 1993 and the period July 13, 1987 (date operations commenced) through August 31, 1987.

                                                    JULY 31,                                    AUGUST 31,
                                       ----------------------------------     -----------------------------------------------
                                         1996         1995         1994         1993         1992         1991         1990
                                       --------     --------     --------     --------     --------     --------     --------
Net asset value, beginning of
 period                                $  10.03     $   9.96     $  10.24     $  10.21     $  10.01     $   9.79     $   9.78
-----------------------------------    --------     --------     --------     --------     --------     --------     --------
Income from investment operations:
 Net investment income                     0.58         0.57         0.37         0.44         0.60         0.73         0.79
-----------------------------------    --------     --------     --------     --------     --------     --------     --------
 Net gains (losses) on securities
   (both realized and unrealized)         (0.06)        0.07        (0.20)        0.05         0.29         0.22         0.01
-----------------------------------    --------     --------     --------     --------     --------     --------     --------
   Total from investment operations        0.52         0.64         0.17         0.49         0.89         0.95         0.80
-----------------------------------    --------     --------     --------     --------     --------     --------     --------
Less distributions:
 Dividends from net investment
   income                                 (0.58)       (0.57)       (0.37)       (0.44)       (0.60)       (0.73)       (0.79)
-----------------------------------    --------     --------     --------     --------     --------     --------     --------
 Distributions from net realized
   capital gains                             --           --        (0.08)       (0.02)       (0.09)          --           --
-----------------------------------    --------     --------     --------     --------     --------     --------     --------
   Total distributions                    (0.58)       (0.57)       (0.45)       (0.46)       (0.69)       (0.73)       (0.79)
-----------------------------------    --------     --------     --------     --------     --------     --------     --------
Net asset value, end of period         $   9.97     $  10.03     $   9.96     $  10.24     $  10.21     $  10.01     $   9.79
===================================    ========     ========     ========     ========     ========     ========     ========
Total return(a)                           5.27%        6.61%        1.72%        4.88%        9.14%       10.08%        8.52%
===================================    ========     ========     ========     ========     ========     ========     ========
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                              $143,468     $129,530     $134,971     $130,690     $ 89,352     $ 25,528     $ 10,378
===================================    ========     ========     ========     ========     ========     ========     ========
Ratio of expenses to average net
 assets                                   0.27%(b)     0.28%        0.25%(c)     0.24%        0.28%        0.41%(d)     0.31%(e)
===================================    ========     ========     ========     ========     ========     ========     ========
Ratio of net investment income to
 average net assets                       5.72%(b)     5.70%        3.98%(c)     4.30%        5.76%        7.36%(d)     8.12%(e)
===================================    ========     ========     ========     ========     ========     ========     ========
Portfolio turnover rate                 117.09%      120.01%      120.40%      122.99%      119.62%      214.74%      192.46%
===================================    ========     ========     ========     ========     ========     ========     ========
Borrowings for the period:
 Amount of debt outstanding at
   end of period (000s omitted)              --           --           --           --           --           --           --
-----------------------------------    --------     --------     --------     --------     --------     --------     --------
 Average amount of debt outstanding
   during the period (000s
   omitted)(g)                               --           --           --           --           --           --     $    834
-----------------------------------    --------     --------     --------     --------     --------     --------     --------
 Average number of shares
   outstanding during the period
   (000s omitted)(g)                     13,982       12,540       16,864        9,785        6,097        1,477        1,208
-----------------------------------    --------     --------     --------     --------     --------     --------     --------
 Average amount of debt per share
   during the period                         --           --           --           --           --           --     $   0.69
===================================    ========     ========     ========     ========     ========     ========     ========


                                                AUGUST 31,
                                     -------------------------------
                                      1989        1988        1987
                                     -------     -------     -------
Net asset value, beginning of
 period                              $  9.80     $  9.92     $ 10.00
-----------------------------------  -------     -------     -------
Income from investment operations:
 Net investment income                  0.85        0.73        0.09
-----------------------------------  -------     -------     -------
 Net gains (losses) on securities
   (both realized and unrealized)      (0.02)      (0.12)      (0.08)
-----------------------------------  -------     -------     -------
   Total from investment operations     0.83        0.61        0.01
-----------------------------------  -------     -------     -------
Less distributions:
 Dividends from net investment
   income                              (0.85)      (0.83)      (0.09)
-----------------------------------  -------     -------     -------
 Distributions from net realized
   capital gains                          --          --          --
-----------------------------------  -------     -------     -------
   Total distributions                 (0.73)      (0.73)      (0.09)
-----------------------------------  -------     -------     -------
Net asset value, end of period       $  9.78     $  9.80     $  9.92
===================================  =======     =======     =======
Total return(a)                        8.87%       6.34%       0.14%
===================================  =======     =======     =======
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                            $16,065     $35,310     $ 4,202
===================================  =======     =======     =======
Ratio of expenses to average net
 assets                                0.31%(f)    0.31%(f)    0.25%(c)(f)
===================================  =======     =======     =======
Ratio of net investment income to
 average net assets                    8.69%(f)    7.46%(f)    6.98%(c)(f)
===================================  =======     =======     =======
Portfolio turnover rate              219.53%     140.83%      28.29%
===================================  =======     =======     =======
Borrowings for the period:
 Amount of debt outstanding at
   end of period (000s omitted)      $ 2,257     $10,892          --
-----------------------------------  -------     -------     -------
 Average amount of debt outstanding
   during the period (000s
   omitted)(g)                         3,562       3,754
-----------------------------------  -------     -------     -------
 Average number of shares
   outstanding during the period
   (000s omitted)(g)                   1,817       2,118         390
-----------------------------------  -------     -------     -------
 Average amount of debt per share
   during the period                 $  1.96     $  1.69          --
===================================  =======     =======     =======

(a) For periods less than one year, the total return is not annualized.
(b) Ratios are based on average net assets of $140,898,895.
(c) Annualized.
(d) After expense reimbursements.
(e) After waiver of advisory fees and expense reimbursements.
(f)  After waiver of advisory fees.
(g) Averages computed on a daily basis.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of
AIM Investment Securities Funds

We have audited the accompanying statement of assets and liabilities of the Limited Maturity Treasury Portfolio (a series of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the eleven months ended July 31, 1994, each of the years in the six-year period ended August 31, 1993 and the period July 13, 1987 (date operations commenced) through August 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Limited Maturity Treasury Portfolio as of July 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the eleven months ended July 31, 1994, each of the years in the six-year period ended August 31, 1993 and the period July 13, 1987 (date operations commenced) through August 31, 1987, in conformity with generally accepted accounting principles.

                                                      KPMG Peat Marwick LLP

August 23, 1996
Houston, Texas

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                                      14

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                                      15

                        TRUSTEES

Charles T. Bauer                           John F. Kroeger        AIM INVESTMENT
Bruce L. Crockett                         Lewis F. Pennock        SECURITIES FUNDS
Owen Daly II                               Ian W. Robinson
Carl Frischling                             Louis S. Sklar
Robert H. Graham


                        OFFICERS

Charles T. Bauer                                  Chairman
Robert H. Graham                                 President
John J. Arthur              Sr. Vice President & Treasurer
Gary T. Crum                            Sr. Vice President
Carol F. Relihan                Vice President & Secretary
Melville B. Cox                             Vice President
Karen Dunn Kelley                           Vice President
Dana R. Sutton        Vice President & Assistant Treasurer
P. Michelle Grace                      Assistant Secretary        Limited Maturity
David L. Kite                          Assistant Secretary        Treasury Portfolio
Nancy L. Martin                        Assistant Secretary        ---------------------------------
Ofelia M. Mayo                         Assistant Secretary        Institutional              ANNUAL
Kathleen J. Pflueger                   Assistant Secretary        Shares                     REPORT
Samuel D. Sirko                        Assistant Secretary
Stephen I. Winer                       Assistant Secretary
Mary J. Benson                         Assistant Treasurer


                   INVESTMENT ADVISOR
                  A I M Advisors, Inc.
             11 Greenway Plaza, Suite 1919
                   Houston, TX 77046
                      800-347-1919

                      DISTRIBUTOR
                Fund Management Company
             11 Greenway Plaza, Suite 1919
                   Houston, TX 77046
                      800-659-1005

                       CUSTODIAN                                                             July 31, 1996
                  The Bank of New York
            90 Washington Street, 11th Floor
                   New York, NY 10286

                 LEGAL COUNSEL TO FUND
           Ballard Spahr Andrews & Ingersoll
                   1735 Market Street
              Philadelphia, PA 19103-7599

               LEGAL COUNSEL TO TRUSTEES
           Kramer, Levin, Naftalis & Frankel
                    919 Third Avenue
                   New York, NY 10022

                     TRANSFER AGENT
        A I M Institutional Fund Services, Inc.
             11 Greenway Plaza, Suite 1919
                   Houston, TX 77046


This report may be distributed only to current shareholders         [LOGO APPEARS HERE]
or to persons who have received a current Fund prospectus.        Fund Management Company